SIGMA LABS

Setting the Quality Standard for Additive Manufacturing

NASDAQ:SGLB
September 2020


SIGMA LABS
The QA Standard for Additive Manufacturing

Forward Looking Statement

SIGMA LABS
The QA Standard for Additive Manufacturing

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors, including, but not limited to, the uncertain effect of the COVID-19 pandemic on Sigma Labs' business, results of operations and financial condition, which may cause the Company's actual results, performance or achievements to be materially different from any anticipated results, performance or achievements. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Annual Report on Form 10-K (including but not limited to the discussion under "Risk Factors" therein) filed with the SEC on March 24, 2020 and which may be viewed at www.sec.gov.

Three Thoughts

SIGMA LABS
The QA Standard for Additive Manufacturing



Additive Manufacturing, or
3D Printing, is a disruptive
technology that is revolutionizing
manufacturing worldwide



PrintRite3D® IPQA
(In-process Quality Assurance)
is a critical catalyst to
crossing the chasm
from prototyping to industrialization



Sigma Labs has
first mover advantage,
significant barriers to entry,
and leveraged business model

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Three Thoughts

SIGMA LABS
The QA Standard for Additive Manufacturing



Additive Manufacturing, or
3D Printing, is a disruptive
technology that is revolutionizing
manufacturing worldwide



PrintRite3D® IPQA
(In-process Quality Assurance)
Is a critical Catalyst to
Crossing the Chasm
From Prototyping to Industrialization



Sigma Labs has
First Mover Advantage,
Significant Barriers to Entry,
and Leveraged Business Model

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Three Thoughts

SIGMA LABS
The QA Standard for Additive Manufacturing



Additive Manufacturing, or
3D Printing, is a disruptive
technology that is revolutionizing
manufacturing worldwide



PrintRite3D® IPQA
(In-process Quality Assurance)
Is a critical Catalyst to
Crossing the Chasm
From Prototyping to Industrialization



Sigma Labs has
First Mover Advantage,
Significant Barriers to Entry,
and Leveraged Business Model

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Sigma Labs Overview

SIGMA LABS
The QA Standard for Additive Manufacturing

- Software company that develops In- Process Quality Assurance solutions for the Additive Manufacturing industry
  - Disruptive, high-growth and exciting industry
- Headquartered in Santa Fe, N. M.
  - Roots of the company go back to Los Alamos Labs engineers, scientists, statisticians, etc. that did project and grant work
- Patented technology that detects and identifies defects and anomalies real-time during the 3D printing process of metal parts
  - 3rd party in-process quality assurance is critical to the adoption and acceleration of metal Additive Manufacturing
- Significant lead with formidable barriers of entry to impede competition pursuing us
  - Technology lead, strategic partnerships, patents and focus
- Business Model that we believe will accelerate both in revenue and profitability with the growth of the industry

Sigma Labs, Inc. (NASDAQ: SGLB)	
Share Price [1]	$2.08
Market Cap [1]	$12.1M
YTD Q2 2020 Revenue [2]	$389K
FY 2019 Revenue [3]	$402K
Net Debt [2]	$0
Cash [1]	$4.7M
Patent Portfolio [1]	43
Outstanding Shares [1]	5.83M

[1] As of September 15, 2020
[2] As of June 30, 2020
[3] As of December 31, 2019

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Mitsubishi Heavy Industries

SIGMA LABS
The QA Standard for Additive Manufacturing

40th largest manufacturer in the world

Aggressive Additive Manufacturing initiatives

Early Adopter of 3d printing

Innovative in approach and use

Launched a line of 3D Metal Printers in 2018









PrintRite3D®

In-Process Quality Assurance (IPQA®)

Sophisticated end-user with multiple years of experience

Shortening the Sales Cycle

SIGMA LABS
The QA Standard for Additive Manufacturing

2019 RTE

Rapid Test & Evaluation

Build PrintRite3D system
Ship to end User
Send engineers to install
Educate the customer on IPQA

2020 @Sigma RTE

Rapid Test & Evaluation

Prospects send CAD file and powder
Build part on our 3D printer
Provide remote access for 2 weeks
Engineers engaged w/ customer

Average cost ~ $75,000 to Sigma
Timeframe – 6 to 12 months

Average cost ~ $5,000 to Sigma
Timeframe – 2 to 4 weeks






PrintRite3D®
In-Process Quality Assurance (IPQA®)

Broader Market Reach

SIGMA LABS
The QA Standard for Additive Manufacturing

GKN AEROSPACE



APWORKS
by Airbus Group

Additive Industries

'The integration of the PrintRite3D Melt-Pool Monitoring solution in our MetalFAB1 is an important addition to our product portfolio. The PrintRite3D solution matches very well with our focus on quality,'

Mark Vaes, CEO and CTO , Additive Industries


Additive Industries
MetalFAB1

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Validating our Technology

SIGMA LABS
The QA Standard for Additive Manufacturing

RTE1

- Single laser EOS printer
- 6 months

RTE2

- Dual Laser SLM printer
- 6 months
- Multiple parts on a single plate

Benefits

- Faster response time
- Less downtime
- Faster product development
- Less material waste
- Lower post-production costs



Baker Hughes



"I use and rely on PrintRite3D more now than ever because I am often working remote from the shop floor".
Baker Hughes AM Engineer

PrintRite3D®
In-Process Quality Assurance (IPQA®)

DMG MORI

Worldwide Distribution

SIGMA LABS
The QA Standard for Additive Manufacturing

Preferred Monitoring Solution



PrintRite3D® Ready

- Single and dual laser machines
- Certified by DMG MORI and Sigma Labs engineers
- DMG PrintRite3D interface
    - Sold and supported by DMG
    - Printer accommodates our optics
- Joint sales activities in process in USA and Europe


AUTOMATION
INTEGRATED DIGITIZATION
5-AXIS & XXL
DMG MORI

PrintRite3D®
In-Process Quality Assurance (IPQA®)

YouTube

IPQA® UNIVERSITY

SIGMA LABS
The QA Standard for Additive Manufacturing

IPQA University - In-Process Quality Assurance

▶ PLAY ALL

Learn the techniques and technical solutions to achieve a high level in process quality assurance (IPQA) in additive manufacturing/3D metal printing.



How to Achieve In-Process Quality Assurance for Additive Manufacturing
SIGMA LABS
34:04
Detecting and Visualizing keyhole anomalies using PrintRite3D software
2:08
Machine Learning in the PrintRite3D Quality Decision Ecosystem
6:07
Generating and Visualizing the Prediction Metric using Pre-trained Machine Learning Models
1:40
Detecting and Visualizing Lack Of Fusion Events using the PrintRite3D Software
2:58
Recoater Interaction Visualization using the PrintRite3D Software
1:34

How to Achieve In-Process Quality Assurance for...
Sigma Labs, Inc.
233 views • 1 month ago

PrintRite3D Software: Detecting and Visualizing...
Sigma Labs, Inc.
73 views • 1 month ago

Machine Learning in the PrintRite3D Quality Decisio...
Sigma Labs, Inc.
71 views • 3 weeks ago

Generating and visualizing the prediction metric using...
Sigma Labs, Inc.
37 views • 3 weeks ago

Detecting and Visualizing Lack Of Fusion Events usin...
Sigma Labs, Inc.
26 views • 1 week ago

Recoater Event Visualization using the PrintRite3D...
Sigma Labs, Inc.
17 views • 3 days ago

Sigma Labs Overview

▶ PLAY ALL

Overview of Sigma Labs and it's quality assurance for the additive manufacturing/ 3D metal printing industry.



Thermal Emission Planck (TEP™)
0:57
3:06
EARLY DEFECT DETECTION
REDUCE WASTE and INCREASE YIELD
5:56
FEWER ERRORS
1:46
1:14
IPQA INNOVATIVE TECHNOLOGY
1:41

PrintRite3D Tutorial Production
Sigma Labs, Inc.
17 views • 3 months ago

PrintRite3D Region Analysis Research
Sigma Labs, Inc.
22 views • 3 months ago

PrintiRite3D® Software Demo from Sigma Labs.
Sigma Labs, Inc.
764 views • 9 months ago

Sigma Labs IPQA Solves Metal Parts 3DPrinting...
Sigma Labs, Inc.
2.2K views • 1 year ago

Sigma Labs Proprietary In-Process Quality Control...
Sigma Labs, Inc.
1.8K views • 1 year ago

Sigma Labs Inc. Quality Control Technology for 3D...
Sigma Labs, Inc.
446 views • 1 year ago



SIGMA LABS
The QA Standard for Additive Manufacturing

Mission Statement

To accelerate the adoption of
Additive Manufacturing
by setting the standard for
In-process Quality Assurance for
3D Metal Printing

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Additive Manufacturing - Subtractive Manufacturing

SIGMA LABS
The QA Standard for Additive Manufacturing


Material
Subtractive Manufacturing
Manufactured Part
Waste
Material
Additive Manufacturing
Manufactured Part
Waste





PrintRite3D®
In-Process Quality Assurance (IPQA®)

Faster time-to-market of new ideas
Speed production times
Increased customization and personalization
Design freedom
Cost reduction

Benefits of 3D Metal Printing

PrintRite3D®
In-Process Quality Assurance (IPQA®)

SIGMA LABS
The QA Standard for Additive Manufacturing


Medical

Oil and Gas




Automotive


Aerospace



The QA Standard for Additive Manufacturing

ESG Impact of 3D Metal Printing

- Uses less material
  - Recycle unused powder
- Reduce transportation and warehousing costs
  - Produce part closer to where it's needed
- Less waste
  - Produce only parts that are needed
  - No wasted inventory to carry

PrintRite3D®

In-Process Quality Assurance (IPQA®)

COVID-19 Impact



Short-term, continued negative impact on capital budgets

Long-term, accelerate adoption of Additive Manufacturing

- Manufacturers rethink complex supply chains
- Mitigate risk of mission critical product or part shortages
- Move of manufacturing source closer to where the part is needed
- Lessen dependence on other countries

'Use of 3D printing will explode.'

Thomas Friedman

Author, NY Times Columnist

and Pulitzer Prize Winner

PrintRite3D®

In-Process Quality Assurance (IPQA®)

Throttling the Growth of 3D Metal Printing

SIGMA LABS
The QA Standard for Additive Manufacturing



51 per cent of respondents, the challenge lies in a lack of consistency.

(*PostProcess Technologies, 3D Printing Trends Report: Additive Post-Printing Survey 2019)*

Quality assurance (QA) is so crucial that it is largely considered as the biggest obstacle to the widespread adoption of AM technology, particularly for metallic materials

Smartech Publishing

The industry needs to collaborate more vigorously on developing standards and best practices to ensure repeatable processes and high-quality results



PrintRite3D®
In-Process Quality Assurance (IPQA®)

PrintRite3D® - Detects and Classifies Defects

SIGMA LABS
The QA Standard for Additive Manufacturing




Layer 50
Layer 225
Layer 250.
Layer 314

- Lack of fusion
- Spherical porosity
- Key holing
- Inclusions

- Gas flow variation
- Re-coater interaction
- Short feed
- Insufficient support structure

PrintRite3D®
In-Process Quality Assurance (IPQA®)

PrintRite3D® - Major 3D Metal Printers

SIGMA LABS
The QA Standard for Additive Manufacturing

IPQA®

Providing a consistent standard of quality across 3D printers

3D SYSTEMS

DMG MORI

COHERENT

Sodick

CONCEPT LASER

Additive Industries

eos

SLM SOLUTIONS

PrintRite3D®
In-Process Quality Assurance (IPQA®)

End User Benefits, Proficiency and Need

SIGMA LABS
The QA Standard for Additive Manufacturing

- Faster product development cycle time
  - Less trial and error
- Faster part qualification
  - Saves time and money
- Minimizes waste
  - Non-destructive inspection
  - Stop bad builds in process
- Maximizes machine time
  - Stop processes when defect detected
  - Less trial and error builds
- Reduces post-production processing costs
  - Dramatically reduces need for CT scans of final parts
  - Non-destructive



Industrialization
Production
N
*X
Part
Qualification
n
PrintRite3D Buying Zone
R&D
Prototyping
1
IPQA University
Volume of Components
Increasing need and requirement for IPQA®
Process Efficiency
Education
printers
1
n
N
x
Post Processing Costs

PrintRite3D®
In-Process Quality Assurance (IPQA®)

SIGMA LABS
The QA Standard for Additive Manufacturing

Protecting our IP



These patents encompass the fundamental technology underlying Sigma Lab's melt pool process control, data analytics, anomaly detection, signature identification, & future "closed loop control" of 3D metal printing.

Jurisdiction	Granted	In Process	Total*
US	11	16	27
PCT	-	-	-
EP	-	4	4
Germany	-	6	6
China	1	3	4
Japan	-	1	1
Korea	-	1	1
Total	**12**	**31**	**43**

*As off September 15, 2020

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Milestones - Validating our Technology

SIGMA LABS
The QA Standard for Additive Manufacturing


Major Universities and R&D institutes
Collaboration with Int'l. Standards Groups
AM Software Vendors
3D Printer manufacturers
Enterprise end users

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Setting the Quality Standard for Additive Manufacturing

Milestones - Validating our Technology

SIGMA LABS
The QA Standard for Additive Manufacturing

Karlsruher Institut für Technologie

Technology acquired by Major Universities and R&D institutes

Continued collaboration with Int'l. Standards Groups

materialise
innovators you can count on

Strategic relationships with AM Software Vendors

PrintRite3D®
In-Process Quality Assurance (IPQA®)
Ready

Strategic Relationships with 3D Printer manufacturers. Integrate, resell or embed Sigma's technology

Enterprise end users part qualification and production systems

PrintRite3D®
In-Process Quality Assurance (IPQA®)

Setting the Quality Standard for Additive Manufacturing

Summary

NASDAQ:SGLB

SIGMA LABS

The QA Standard for Additive Manufacturing



Additive Manufacturing, or
3D Printing, is a disruptive
technology that is revolutionizing
manufacturing worldwide



PrintRite3D® IPQA
(In-process Quality Assurance)
is a critical requirement to
crossing the chasm
from prototyping to Industrialization



Sigma Labs has
First mover advantage,
Significant barriers to entry,
and leveraged business model

PrintRite3D®
In-Process Quality Assurance (IPQA®)